SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (date of earliest event reported)
                                 January 6, 1999




                          OTTAWA FINANCIAL CORPORATION
             (Exact name of Registrant as specified in its Charter)




  Delaware                       0-24118                          38-3172166
(State or other                (Commission                      (IRS Employer
 jurisdiction of                File No.)                        Identification
 incorporation)                                                  Number)




245 Central Avenue, Holland, Michigan                                   49423
(Address of principal executive offices)                              (Zip Code)




       Registrant's telephone number, including area code: (616) 393-7000




                                       N/A
          (Former name or former address, if changed since last Report)

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ITEM  5.  OTHER EVENTS

     On January 6, 1999, Ottawa Financial Corporation (the "Corporation") issued the attached press release announcing that its Annual Meeting of Shareholders for the year ended December 31, 1998 will be held on April 27, 1999 at 10:00 a.m. The meeting will be held at the Holiday Inn and Conference Center located at 650 East 24th Street, Holland, Michigan. Shareholders of record on March 11, 1999 will be entitled to vote on matters considered at the meeting.


ITEM  7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS

         (c)      Exhibit:

                  Exhibit 99 - Press Release dated January 6, 1999.



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

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            OTTAWA FINANCIAL CORPORATION



Date: January 12, 1999                      By:/s/ Jon W. Swets
                                               ------------------------------
                                                   Jon W. Swets
                                                   Vice President and Chief
                                                     Financial Officer




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


                                  EXHIBIT INDEX




Exhibit No.                         Description

         99                         Press Release dated January 6, 1999



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